UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2012

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9317	04-6558834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

CommonWealth REIT, or we, us or our, is filing this Current Report on Form 8-K to reflect the retrospective application of a new accounting pronouncement with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2011. As previously disclosed in our Quarterly Report on Form 10-Q for the period ended March 31, 2012, on January 1, 2012, we adopted the Financial Accounting Standards Board Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income, or ASU No. 2011-05. This update eliminated the option to report other comprehensive income and its components in the statement of shareholders’ equity. This update was intended to enhance comparability between entities that report under U.S. generally accepted accounting principles and to provide a more consistent method of presenting non-owner transactions that affect an entity’s equity. The implementation of this update did not cause any material changes to our consolidated financial statements, other than the presentation of the consolidated statement of comprehensive income.

Exhibit 99.1 to this report, which is incorporated herein by reference, presents the retrospective application of ASU No. 2011-05 and contains consolidated comprehensive income statement data, including net income, components of other comprehensive income, total other comprehensive income and total comprehensive income, for the years ended December 31, 2011, 2010 and 2009.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K also includes an updated unaudited pro forma condensed consolidated statement of income, which includes acquisitions we have completed since January 1, 2011.  This unaudited pro forma condensed consolidated statement of income is not necessarily indicative of the expected results of operations for any future period.  Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on leases in existence or entered into during and after 2011, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated statement of income and such differences could be significant.

(b)                                 Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Statement of Income	F-1
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2011	F-2
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income	F-3

(d)                                 Exhibits.

99.1       Consolidated Comprehensive Income Statement Data for the years ended December 31, 2011, 2010 and 2009, to comply with ASU No. 2011-05. (Filed herewith.)

2

COMMONWEALTH REIT

Introduction to Unaudited Pro Forma Condensed Consolidated Statement of Income

The following unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2011 presents the results of operations as if all of the transactions described in the notes to the unaudited pro forma condensed consolidated statement of income were completed as of January 1, 2011.  This unaudited pro forma condensed consolidated statement of income should be read in connection with our consolidated financial statements for the year ended December 31, 2011, included in our Annual Report on Form 10-K filed on February 27, 2012 with the Securities and Exchange Commission.

This unaudited pro forma condensed consolidated statement of income is provided for informational purposes only.  Upon completion of the long term financing of these acquisitions, our results of operations may be significantly different than what is presented in this unaudited pro forma condensed consolidated statement of income.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the unaudited pro forma condensed consolidated statement of income have been included.

The allocation of the purchase price of some of our 2011 acquisitions described in the notes to, and reflected in, this unaudited pro forma condensed consolidated statement of income is based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  Consequently, depreciation and amortization of amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma condensed consolidated statement of income.

This unaudited pro forma condensed consolidated statement of income is not necessarily indicative of our results of operations for any future period.  Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on leases in existence or entered into during and after 2011, and for other reasons.  Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated statement of income and such differences could be significant.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2011

(amounts in thousands, except per share data)

	Historical	2011 Acquisitions (A)	Pro Forma Adjustments		Pro Forma
REVENUES:
Rental income	$911,948	$69,394	$(4,204	)(B)	$977,138

EXPENSES:
Operating expenses	392,131	28,128	(8	)(C)	420,251
Depreciation and amortization	218,688	—	17,169	(D)	235,857
General and administrative	46,758	—	2,312	(E)	49,070
Loss on asset impairment	10,355	—	—		10,355
Acquisition related costs	10,073	—	—		10,073
Total expenses	678,005	28,128	19,473		725,606

Operating income	233,943	41,266	(23,677)		251,532

Interest and other income	1,718	—	—		1,718
Interest expense	(195,024)	(10,571)	(4,649	)(F)	(210,244)
Loss on early extinguishment of debt	(35)	—	—		(35)
Equity in earnings of investees	11,377	—	—		11,377
Gain on issuance of shares by an equity investee	11,177	—	—		11,177
Income from continuing operations before income tax expense	63,156	30,695	(28,326)		65,525
Income tax expense	(1,347)	—	—		(1,347)
Income from continuing operations	$61,809	$30,695	$(28,326)		$64,178

Weighted average common shares outstanding — basic	77,428				77,428

Weighted average common shares outstanding — diluted	84,726				84,726

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$0.19				$0.22

See accompanying notes to unaudited pro forma condensed consolidated statement of income.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2011

(A)       Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2011 of the historical operations, for the period from January 1, 2011 to the dates of acquisition, of the following properties acquired during 2011:

Date Acquired	Number of Properties	Location	Purchase Price	Assumed Mortgage Debt
1/11/11	3	Boca Raton, FL	$171,000	$—
1/18/11	1	Chelmsford, MA	10,000	—
2/11/11	1	Montvale, NJ	20,600	—
3/4/11	4	Phoenix, AZ	136,500	—
5/11/11	1	Chicago, IL	162,202	—
6/1/11	4	Stafford, VA	25,725	14,960
6/16/11	4	Folsom, CA	46,300	41,275
7/29/11	1	Birmingham, AL	68,500	—
8/10/11	2	Chicago, IL	390,000	265,000
8/29/11	1	New Orleans, LA	102,000	—
	22		$1,132,827	$321,235

Interest expense:  Represents the effect on interest expense for the year ended December 31, 2011, of mortgage debt associated with the properties acquired in Stafford, VA, Folsom, CA and Chicago, IL, for the period from January 1, 2011 to the dates of acquisition.

(B)       Rental income:  Represents the pro forma effect on rental income for the year ended December 31, 2011, of non-cash straight line rent adjustments and amortization of above and below market leases for the properties described in Note A above, for the period from January 1, 2011 to the dates of acquisition.  Details of these adjustments are as follows:

Non-cash straight line rent adjustments	$(2,266)
Non-cash above and below market leases	(1,938)
$(4,204)

(C)       Operating expenses:  Represents the pro forma effect on operating expenses for the year ended December 31, 2011, of our contractual obligations under our property management agreement with Reit Management & Research LLC, or RMR, for the properties described in Note A above, for the period from January 1, 2011 to the dates of acquisition.

(D)       Depreciation and amortization:  Represents the pro forma effect on depreciation and amortization expense for the year ended December 31, 2011, of the properties described in Note A above, for the period from January 1, 2011 to the dates of acquisition.

(E)        General and administrative expenses:  Represents the pro forma effect on general and administrative expenses for the year ended December 31, 2011, of the business management fees payable to RMR with respect to the properties described in Note A above, for the period from January 1, 2011 to the dates of acquisition.

(F)         Interest expense:  Represents the adjustment to interest expense for pro forma acquisition borrowings under our revolving credit facility as of December 31, 2011, at our weighted average interest rate of 2.2% for the year ended December 31, 2011, and the amortization of estimated premiums on mortgage debt we assumed in connection with the acquisition of properties in Stafford, VA, Folsom, CA and Chicago, IL described in Note A above, for the period from January 1, 2011 to the dates of acquisition.  The adjustment to interest expense excludes the effect of property sales and other debt and equity transactions that took place during 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated: June 15, 2012